                                                                                                                                                        Exhibit 99.1

                      CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

                    PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of UQM Technologies, Inc. (the "Company") on Form 10-Q for the quarterly period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: 1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and 2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ William G. Rankin

William G. Rankin

Chairman, President and Chief Executive Officer

/s/ Donald A. French

Donald A. French

Treasurer. Secretary and Chief Financial Officer

Dated: February 4, 2003